UMB SCOUT FUNDS

BALANCED FUND

SEMIANNUAL REPORT   DECEMBER 31, 1999



A no-load mutual fund investing in both equities and fixed-income obligations, with emphasis on both long-term growth of capital and high current income.


TO THE SHAREHOLDERS

The UMB Scout Balanced Fund closed the quarter ended
December 31, 1999, at $9.24 per share and had a total return
(price change and reinvested distributions) of -2.31% for the quarter. The Fund seeks long-term capital growth and high current income by investing in both equities and fixed-income obligations.

As we reported last quarter, we consider the Fund to be fully invested when 65% of its assets are invested in common stock and 35% is in fixed-income securities. During the third quarter, we reduced equities to 49%, with fixed-income securities accounting for the remaining 51% of the Fund. This was based on our belief that the stock market had not yet adjusted to rising commodity prices, tight labor market and increasingly hostile Federal Reserve. On this last point, the Federal Reserve, on numerous occasions, expressed its concern about an overheating economy and speculation in the stock market. Furthermore, the Federal Reserve raised the interest rates under their control three times in the second half of the year. At that same time, overcome by Y2K concerns, they also aggressively injected funds into our financial system. It is possible that this stimulation fueled some of the manic-like conditions in the speculative areas of the stock market, especially those related to the Internet and initial public offerings. With the Y2K transition behind us, we do expect the Federal Reserve to implement a more restrictive policy.

In spite of the euphoria that consumed investors in the fourth quarter, a look behind the curtain reveals a dramatically different set of facts.

The Standard & Poor's 500 Index sold at its highest price/earnings ratio ever, and was as much as 1.5 times the P/E ratio seen at other major tops in 1929, 1973 or 1987.

While the S&P 500 hit a new high, 60% of all NYSE-listed stocks showed losses for the year, and 65% are currently in downtrending patterns.

Stock indices may have been setting new highs, but bond indices were at their yearly lows. In fact, the Lehman Long-term Treasury Bond Total Return Index lost 8.7% for the year, its worst performance since the index began in 1981.

In summary, certain sectors of the stock market, which are heavily weighted in the commonly quoted stock indices, exhibited manic-like behavior in the fourth quarter.
However, as previously mentioned, the average stock did not behave in this fashion. We currently expect the first few months of the new year to be quite volatile as some of last
Fall's speculative favorites undergo a correction.
Accordingly, the Fund is conservatively postured with approximately 40% in stocks and 44% in intermediate-length, high-quality, fixed-income securities and 16% in buying reserves. The reserves will be deployed in equity securities once quality growth issues can be acquired at more reasonable prices.

We appreciate your continued interest in the UMB Scout
Balanced Fund, and welcome your questions and comments.

Sincerely,

/s/David R. Bagby
David R. Bagby

UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

CHART - FUND DIVERSIFICATION

CHART - COMPARATIVE RATES OF RETURN

UMB Scout Balanced Fund
as of December 31, 1999
                              1 Year    3 Years    Inception
UMB Scout Balanced Fund       -1.03%     3.98%       4.56%
Lipper Balanced Fund Index*    8.99%    14.60%        N.A.

Inception - December 6, 1995.

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

CHART - HYPOTHETICAL GROWTH OF $10,000

CHART - TOP TEN EQUITY HOLDINGS

UMB Scout Balanced Fund
                                  Market      Percent
                               Value (000's)  of Total

Novell, Inc.                      $ 119         3.09%
Newmont Mining Corp.                 74         1.90%
Knight Ridder, Inc.                  71         1.84%
Kerr-McGee Corp.                     68         1.76%
Corn Products International, Inc.    66         1.69%
Mallinckrodt Group, Inc.             64         1.64%
BHA Group, Inc.                      63         1.63%
NPC International                    63         1.63%
Harmon Industries                    61         1.57%
Intel Corp.                          58         1.49%
Top Ten Equity Holdings Total:     $706*       18.24%

As of December 31,  1999, statement of assets. Subject to change.

*Market Values are rounded; may not equal total.

CHART - HISTORICAL PER-SHARE RECORD

UMB Scout Balanced Fund
                   Income &                 Cumulative*
           Net    Short-Term   Long-Term     Value Per
          Asset     Gains        Gains      Share Plus
          Value  Distribution Distribution Distributions
12/31/95 $10.02    $ 0.12       $    -        $10.14
12/31/96  10.33      0.30            -         10.75
12/31/97  10.62      0.58          0.16        11.78
12/31/98  10.01      0.45          0.49        12.11
12/31/99   9.24      0.64          0.03        12.01

*Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


FINANCIAL STATEMENTS           DECEMBER 31, 1999 (UNAUDITED)

Statement of Net Assets
                                                                MARKET
SHARES    COMPANY                                               VALUE

COMMON STOCKS - 40.18%
BASIC MATERIALS - 5.77%
 2,000    Mallinckrodt Group, Inc.                          $    63,625
 3,000    Newmont Mining Corp.                                   73,500
 3,000    Safety-Kleen Corp.                                     33,938
 3,000    Worthington Industries                                 49,688
                                                                220,750
CAPITAL GOODS - 5.22%
 8,000    BHA Group, Inc.                                        63,000
 2,000    Butler Manufacturing Co.                               44,625
 5,000    Harmon Industries                                      60,625
 6,300    Isco, Inc.                                             31,500
                                                                199,750
CONSUMER CYCLICAL - 4.37%
 2,500    Kellwood Co.                                           48,594
 1,200    Knight Ridder, Inc.                                    71,400
 1,000    Masco Corp.                                            25,375
   500    The Limited Inc.                                       21,656
                                                                167,025
CONSUMER STAPLES - 7.43%
   900    Bard, (C.R.) Inc.                                      47,700
 1,000    Celestial Seasonings, Inc.                             18,609
 2,000    Corn Products International, Inc.                      65,500
   450    MCI Worldcom, Inc.                                     23,878
 8,000    NPC International                                      63,000
   600    Pepsico, Inc.                                          21,150
 2,741    VICORP Restaurants, Inc.                               44,199
                                                                284,036
ENERGY - 5.23%
   800    El Paso Energy Corp.                                   31,050
   800    Halliburton Co.                                        32,200
 2,000    Helmerich & Payne, Inc.                                43,625
 1,100    Kerr-McGee Corp.                                       68,200
 1,000    USX-Marathon Group                                     24,688
                                                                199,763
FINANCIAL - 3.40%
 1,500    Firstmerit Corp.                                       34,500
 1,000    Lincoln National Corp. Indiana                         40,000
   800    Newhall Land & Farming Co.                             21,600
   500    Wachovia Corp.                                         34,000
                                                                130,100
TECHNOLOGY - 5.83%
   400    AT&T Corporation                                       20,300
   300    Biogen, Inc.                                           25,350
   700    Intel Corp.                                            57,619
 3,000    Novell, Inc.                                          119,438
                                                                222,706
TRANSPORTATION & SERVICES - 1.83%
   400    FDX Corp.                                              16,375
   300    Minnesota Mining & Manufacturing                       29,363
 1,500    Southwest Airlines Co.                                 24,281
                                                                 70,019
UTILITIES - 1.10%
   300    Bell Atlantic Corporation                              18,469
   500    BellSouth Corporation                                  23,406
                                                                 41,875

TOTAL COMMON STOCKS - 40.18%                                  1,536,024

 FACE                                                           MARKET
AMOUNT    COMPANY                                               VALUE

CORPORATE BONDS - 12.48%
$250,000  Pepsico Incorporated, Notes,
           5.75%, due January 2, 2003                           240,530
 250,000  The Stanley Works, Notes,
           5.75%, due March 1, 2004                             236,460

TOTAL CORPORATE BONDS - 12.48%                                  476,990

GOVERNMENT-SPONSORED ENTERPRISES - 30.92%
 250,000  Federal Home Loan Banks,
           5.22%, due January 12, 2004                          235,548
 125,000  Federal Home Loan Banks,
           5.42%, due February 24, 2004                         118,496
 200,000  Federal Home Loan Banks,
           5.81%, due August 24, 2005                           189,438
 250,000  Federal Home Loan Banks,
           5.84%, due July 6, 2005                              237,423
  36,513  Federal National Mortgage Association,
           6.00%, due April 1, 2001                              36,071
  11,357  Federal National Mortgage Association,
           7.00%, due February 1, 2003                           11,364
 250,000  Federal National Mortgage Association,
           6.00%, due September 29, 2008                        227,423
 127,574  Government National Mortgage Association,
           7.00%, due September 15, 2010                        126,258

TOTAL GOVERNMENT-SPONSORED ENTERPRISES - 30.92%               1,182,020

REPURCHASE AGREEMENT - 17.65%
 675,000  Northern Trust Co., 3.50%, due January 3, 2000
           (Collateralized by U.S. Treasury Notes,
           5.38%, due July 31, 2000)                            675,000

TOTAL INVESTMENTS - 101.23%                                   3,870,033

Other assets less liabilities - (1.23%)                         (46,967)

TOTAL NET ASSETS - 100.00%
(equivalent to $9.24 per share; 10,000,000 shares
of $1.00 par value capital shares authorized;
413,684.908 shares outstanding)                             $ 3,823,066

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS           DECEMBER 31, 1999 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
 Investment securities, at market
  value (identified cost $3,962,157)             $  3,870,033
 Dividends receivable                                  36,218
 Interest receivable                                    1,301
 Receivable for investments sold                       42,921
 Cash                                                 (49,311)
     Total assets                                   3,901,162
LIABILITIES:
 Payable for investments purchased                     78,096
     Total liabilities                                 78,096
NET ASSETS                                       $  3,823,066

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)     $  4,073,213
 Accumulated undistributed income:
   Net investment income                               19,692
   Net realized gain (loss) on
    investment transactions                          (177,513)
 Net unrealized depreciation on investments           (92,326)
NET ASSETS APPLICABLE TO OUTSTANDING SHARES      $  3,823,066

Capital shares, $1.00 par value
 Authorized                                        10,000,000

 Outstanding                                          413,685

 NET ASSET VALUE PER SHARE                       $       9.24

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS         SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)

STATEMENT OF OPERATIONS

INVESTMENT INCOME:
 Income:
   Dividends                                       $   15,492
   Interest                                            67,746
                                                       83,238
 Expenses:
   Management fees                                     19,546
                                                       19,546
     Net investment income                             63,692
REALIZED and unrealized GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) from investment
  transactions                                        (42,379)
 Decrease in net unrealized appreciation
   (depreciation) on investments                     (216,288)
     Net realized and unrealized gain (loss)
      on investments                                 (258,667)
     Net increase (decrease) in net assets
      resulting from operations                    $ (194,975)

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in net assets
                                                SIX MONTHS ENDED
                                               DECEMBER 31, 1999    YEAR ENDED
                                                  (UNAUDITED)     JUNE 30, 1999

INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                            $    63,692     $   229,236
 Net realized gain (loss) from investment
  transactions                                        (42,379)         70,581
 Increase (decrease) in net unrealized
   appreciation on investments                       (216,288)       (184,994)
   Net increase (decrease) in net assets
   resulting from operations                         (194,975)        114,823
DISTRIBUTIONS TO SHAREHOLDERS FROM:*
 Net investment income                                (49,271)       (248,871)
 Net realized gain (loss) from investment
  transactions                                       (145,446)       (344,326)
   Increase (decrease) in net assets
    from distributions                               (194,717)       (593,197)
DECREASE FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from 36,331 and 185,671 shares sold         359,199       1,921,356
 Net asset value of 21,230 and 17,636 shares
  issued for reinvestment of distributions            193,449         174,851
                                                      552,648       2,096,207
 Cost of 153,926 and 394,307 shares redeemed       (1,468,376)     (4,075,129)
   Net increase (decrease) in net assets
     from capital share transactions                 (915,728)     (1,978,922)
     Net increase (decrease) in net assets         (1,305,420)     (2,457,296)
NET ASSETS:
 Beginning of period                                5,128,486       7,585,782
 End of period (including undistributed
  net investment income of $19,692 and
  $5,270, respectively)                           $ 3,823,066     $ 5,128,486

*Distributions to shareholders:
 Income dividends per share                       $      0.13     $      0.41
 Capital gains distribution per share             $      0.37     $      0.50

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the six months ended
December 31, 1999 (excluding repurchase agreements and short-term securities), were as follows:

                         Other than
                      U.S. Government   U.S. Government
                         Securities       Securities
Purchases                $  761,293        $    -
Proceeds from sales       1,597,131           687,520

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.


This report has been prepared for the information of the Shareholders of UMB Scout Balanced Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund, and of the other UMB Scout Funds, are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
   Federal Portfolio
   Prime Portfolio
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

INVESTMENT ADVISORS AND MANAGER
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc., Kansas City, Missouri

UMB SCOUT FUNDS

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB", "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.